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               SUPPLEMENT TO PROSPECTUS FOR NORTH AMERICAN FUNDS
                             Dated March 27, 2000


     Reorganization of the Tax-Sensitive Equity Fund and the Equity-Income Fund. The Trustees of North American Funds have approved, and have recommended shareholder approval of, the merger of each of the Tax-Sensitive Equity Fund and the Equity-Income Fund (the "Merging Funds") into the Growth & Income Fund. Prospectus/Proxy materials soliciting shareholder approval of the mergers were mailed on or about April 15, 2000 to the Merging Funds' shareholders of record as April 7, 2000. If shareholders approve each of the mergers, the Merging Funds would be reorganized into the Growth & Income Fund later this summer. Information regarding the Growth & Income Fund begins on page page 9 of this Prospectus.


0500:91415                              May 3, 2000